EXHIBIT 1.1


           MID-AMERICA APARTMENT COMMUNITIES, INC.

         8 7/8% Series B Cumulative Preferred Stock

                   UNDERWRITING AGREEMENT

                      November 14, 1997


MORGAN KEEGAN & COMPANY, INC.
J.C BRADFORD & CO.
RAYMOND JAMES & ASSOCIATES, INC.
c/o Morgan Keegan & Company, Inc.
50 Front Street
Memphis, Tennessee 38103

Dear Sirs:

      Mid-America Apartment Communities, Inc., a Tennessee corporation (the "Company"), proposes to issue and sell to Morgan Keegan & Company, Inc., J.C Bradford & Co. and Raymond James & Associates, Inc. (the "Underwriters," which term shall also include any underwriters substituted as provided in Section 10 hereof) an aggregate of 1,875,000 shares of 8 7/8% Series B Cumulative Preferred Stock, $.01 par value per share (the "Series B Preferred Stock") of the Company (the "Firm Shares"). The Firm Shares are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such Underwriter.

      The Company also grants to the Underwriters, severally and not jointly, the option described in Section 2 to purchase, on the same terms as the Firm Shares, up to 281,250 additional shares of Series B Preferred Stock (the "Option Shares") solely to cover over-allotments. The Firm Shares, together with all or any part of the Option Shares, are collectively herein called the "Shares." Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Registration Statement, as defined below.

      The Company and MAC II of Delaware, Inc., a wholly owned subsidiary of the Company ("MAC") own an approximate 1.0% general partnership interest and an approximate 84.2% limited partnership interest in Mid-America Apartments, L.P., a Tennessee limited partnership (the "Partnership"). The Company, certain of its wholly owned subsidiaries and the Partnership currently own 84 apartment communities (individually, a "Community" and collectively, the "Communities") containing 22,471 apartment units, located in 12 states. The Company and the Partnership have entered into an Agreement and Plan of Reorganization dated September 17, 1997 (the "Flournoy Agreement") with Flournoy Development Company, a Georgia corporation ("FDC") to acquire, through a series of merger, exchange and purchase transactions, 32 additional apartment communities (the "Proposed Acquisitions") containing 8,641 apartment units and other assets (collectively, the "Flournoy Assets"), all as described in the Prospectus. Other capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Registration Statement (as defined herein).

     Section  1.   Representations and Warranties  of  the
Company.   The  Company  and  the  Partnership  jointly  and
severally represent and warrant to each of the Underwriters as follows:

     (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (Commission File No. 333-34775),
     including  the  related  prospectus  included  in   the
     Registration Statement, for the registration under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"), of the offering and sale of up to $233,875,000 aggregate issue price of securities, including the Shares. The Company has filed with, or shall promptly hereafter file with the Commission, a final prospectus supplement specifically relating to the Shares pursuant to Rule 424 under the 1933 Act. The Company has included in such Registration Statement and the Preliminary Prospectus (as defined herein), each as amended or supplemented at the time of execution of this Agreement (the "Execution Time"), and has included or will include in the Prospectus (as defined herein) all information required by the 1933 Act to be included therein with respect to the Shares and the offering thereof, which information, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes as the Company has advised the Underwriters, prior to the Execution Time, will be included or made therein.

           The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement became effective (the "Effective Time") including any prospectus included with such Registration Statement, each document incorporated therein by reference and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include (i) all Rule 430A Information (as hereinafter defined) deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the 1933 Act Regulations and (ii) the information contained in the form of any final prospectus or prospectus supplement filed with the Commission pursuant to Rule 424(b) of the 1933 Act. The term "Preliminary Prospectus" shall mean any preliminary prospectus supplement describing the Shares and the base prospectus included in the Registration Statement at the Effective Time and each document incorporated therein by reference. The term "Prospectus" as used in this Agreement shall mean the final prospectus supplement relating to the Shares, together with such base prospectus, in the form in which it is filed with the Commission after the Execution Time pursuant to Rule 424(b) of the 1933 Act Regulations and each document incorporated therein by reference. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted pursuant to Rule 430A of the 1933 Act Regulations to be omitted from the Registration Statement when it became effective.

     (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued by the Commission, and no proceedings for that purpose have been instituted or, to the knowledge of the Company, threatened by the Commission or the state securities or blue sky authority of any jurisdiction, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly authorizing its use in the Registration Statement.

     (c) The Registration Statement has been declared effective by the Commission under the 1933 Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.

     (d) When the Prospectus is first filed pursuant to Rule 424(b) of the 1933 Act Regulations, when any amendment to the Registration Statement becomes effective, when any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Time and Date of Delivery (as hereinafter defined), (i) the Registration Statement, the Prospectus and any amendments thereof and supplements thereto will conform in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations, and (ii) neither the Registration Statement, the Prospectus nor any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly authorizing its use in the Registration Statement.

     (e) Each document incorporated by reference in the Registration Statement (an "Incorporated Document"), as of the date such Incorporated Document became effective with or was filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "Exchange Act") (as applicable), and when read together with the other information in the Preliminary Prospectus or Prospectus (as applicable), as of the Execution Time and at the Closing Time, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective with or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and when read together with the other information in the Prospectus, as of the Execution Time and at the Closing Time, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly authorizing its use therein.

     (f) The conditions for the use by the Company of a registration statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein.

     (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee with all requisite corporate power and authority to own, lease and operate its properties and the properties it proposes to own, lease and operate as described in the Registration Statement and the Prospectus and to conduct its business as now conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus. The Company has been duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as now conducted or proposed to be conducted as described in the Registration Statement and the Prospectus requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company, its Subsidiaries or any Community. Except for the Subsidiaries (defined below) or as described in the Prospectus, the Company does not own or control, directly or indirectly, or own any capital stock or other beneficial interest in, any corporation, association or other entity.

     (h) Each of the Company's subsidiaries set forth on Schedule B hereto (each, a "Subsidiary" and collectively, the "Subsidiaries") has been duly organized and is validly existing under the laws of its jurisdiction of organization with all requisite power and authority to own, lease and operate its properties and the properties it proposes to own, lease and operate as described in the Registration Statement and the Prospectus and to conduct its business as now conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus. Each Subsidiary is duly qualified or registered to transact business and is in good standing in each jurisdiction in which the nature or conduct of its business or its ownership or leasing of property as now conducted or proposed to be conducted as described in the Registration Statement and the Prospectus requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole. The Company is, and at the Closing Time will be, the sole general partner of the Partnership, and the Company and MAC collectively own an approximate 85.2% interest in the Partnership and will own 14,573,062 of the units of partnership interest in the Partnership (the "Common Units"), all of the 2,000,000 Series A Cumulative Preferred Units of partnership interest in the Partnership (the "Series A Preferred Units"), and all of the 1,938,830 Series B Cumulative Preferred Units of partnership interest in the Partnership (the "Series B Preferred Units") (such Series A Preferred Units and Series B Preferred Units being, collectively, the "Preferred Units") representing all of the outstanding Preferred Units. Except as described above, the Company or the Partnership is the sole direct or indirect owner of all of the equity interests in each of the Subsidiaries (other than the Partnership), all of the equity interests of each Subsidiary have been duly and validly authorized and issued, and all of such equity interests are fully paid and non-assessable and are owned directly by the Company or the Partnership, free and clear of all liens, encumbrances, equities or claims.

     (i) The Company has full corporate right, power and authority to enter into and perform its obligations under this Agreement, to issue, sell and deliver the Shares as provided herein and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles and except to the extent the indemnification provisions set forth in Section 7 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

     (j) The Partnership has full partnership right, power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Partnership and constitutes a valid and binding agreement of the Partnership, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles and except to the extent the indemnification provisions set forth in Section 6 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

     (k) The Amended and Restated Agreement of Limited Partnership of the Partnership, including all amendments thereto (the "Partnership Agreement") has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Partnership, and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with their respective terms; provided, however, that the enforceability of the Partnership Agreement may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles.

     (l) Each of the Company and the Partnership, and, to the best of the Company's knowledge, FDC, has full legal right, power and authority to enter into the Flournoy Agreement and consummate the transactions contemplated therein. The Flournoy Agreement has been duly authorized, executed and delivered by the Company and the Partnership and, assuming due authorization, execution and delivery by FDC, constitutes a valid and binding agreement, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles.

     (m) The amendment to the Company's charter creating the Series B Preferred Stock and designating the rights, preferences and restrictions thereof (the "Designating Amendment") has been duly and validly authorized and approved by all necessary corporate action on behalf of the Company. Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares and the execution, delivery and performance of this Agreement and the consummation by the Company and the Partnership of the transactions contemplated hereby has been made or obtained or will be made or obtained and is or will be in full force and effect.

     (n) Except as disclosed in the Prospectus and the Registration Statement, neither the issuance, sale and delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby or thereby by the Company or the Partnership, as applicable, will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under, the charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of the Company or any of the Subsidiaries; any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or to which they, any of them, any of their respective properties or other assets or any Proposed Acquisition is subject; or violate any applicable law, statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of any of the foregoing.

     (o) The issuance and sale of the Shares to the Underwriters hereunder have been duly authorized by the Company. When issued and delivered against payment therefor as provided in this Agreement, the Shares will be duly authorized and
       validly  issued,  fully paid and non-assessable.   No
       preemptive rights of shareholders exist with respect to any of the Shares. The Shares conform to the description of the Series B Preferred Stock contained in the Prospectus. No person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement; and no person holds a right to require registration under the 1933 Act of any shares of Preferred Stock of the Company at any other time. No person or entity has a right of participation or first refusal with respect to the sale of the Shares by the Company. The form of certificates evidencing the Shares complies with all applicable legal requirements.

     (p) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization." Immediately after the Closing Time, 16,894,232 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") will be issued and outstanding, 2,000,000 shares of 9.5% Series A Cumulative Preferred Stock, $.01 par value per share ("Series A Preferred Stock"), and 1,938,830 shares of the Series B Preferred Stock (such Series A Preferred Stock and Series B Preferred Stock being, collectively, the "Preferred Stock") will be issued and outstanding and no shares of any other class of capital stock will be issued and outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been or will have been offered, sold and issued by the Company in compliance with all applicable laws (including, without limitation, federal and state securities laws), and conform to the description of the Common Stock and Preferred Stock contained in the Prospectus. None of the issued shares of capital stock of the Company have been issued or are owned or held in violation of any preemptive or similar rights of shareholders. Except as disclosed in the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

     (q) All of the issued and outstanding Common Units and Preferred Units (the Common Units and the Preferred Units being, collectively, the "Units") have been duly and validly authorized and issued and are fully paid. None of the issued Units has been issued or is owned or held in violation of any preemptive or similar right. The issuance of the Preferred Units to the Company has been approved by all necessary action on behalf of the Partnership and its partners. Immediately after the Closing Time, all of the issued and outstanding Units will be validly issued, fully paid and non-assessable. None of the Units has been or will be issued, or is owned or held, in violation of any preemptive right. The Units have been or will be offered, sold and issued by the Partnership in compliance with all applicable laws (including, without limitation, federal and state securities laws).

     (r) The financial statements (including the related notes) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the respective entity or entities presented therein as of the dates indicated and the results of operations and cash flows for the respective entity or entities presented therein for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods specified. The financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the caption "Prospectus Summary - Summary Financial and Operating Data" present fairly the information required to be shown therein and have been compiled on a basis consistent with the financial statements included or incorporated by reference in the Registration Statement and the Prospectus. No other financial statements or schedules are required by Form S-3 or otherwise to be included in the Registration Statement or the Prospectus. The unaudited pro forma combined financial information (including the related notes and supporting schedules) included in the Prospectus complies as to form in all material respects to the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable. Such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the respective entity or entities presented therein the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified.

     (s) KPMG Peat Marwick LLP, who has examined and reported upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are, and were during the periods covered by their reports included or incorporated by reference in the Registration Statement and the Prospectus, independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

     (t) Neither the Company nor any of its Subsidiaries has sustained, since December 31, 1996, any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated in the Registration Statement and Prospectus, there has not been
       (i) any material change in the capital stock or partnership interests, as applicable, long-term debt, obligations under capital leases or short-term borrowings of the Company and its Subsidiaries, taken as a whole, (ii) any material adverse change, or any development which could reasonably be seen as involving a prospective material adverse change, in or affecting the business, prospects, properties, assets, results of operations or condition (financial or other) of the Company, any of its Subsidiaries or any Community, (iii) any liability or obligation, direct or contingent, incurred or undertaken by the Company, any of its Subsidiaries or any Community, which is material to the business or condition (financial or other) of the Company and its Subsidiaries, taken as a whole, except for liabilities or obligations incurred in the ordinary course of business, (iv) any declaration or payment of any dividend or distribution of any kind on or with respect to the capital stock of the Company or with respect to the partnership interests of the Partnership, or (v) any transaction that is material to the Company and its Subsidiaries, taken as a whole, except transactions in the ordinary course of business or as otherwise disclosed in the Registration Statement and the Prospectus.

     (u) The Company or its Subsidiaries will have, at the Closing Time, good and marketable title in fee simple to all real property and the improvements located thereon owned by them, free and clear of all liens, encumbrances, claims, security interests, restrictions and defects except such as do not have a material adverse effect on the business or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole and upon consummation of the transactions contemplated by the Flournoy Agreement will have good and marketable title in fee simple to the Flournoy Assets and all related real property, free and clear of all
       liens,   encumbrances,  claims,  security  interests,
       restrictions and defects except such as will not materially adversely affect the Company's ownership or use of the Flournoy Assets. Neither the Company nor any of the Subsidiaries owns or leases any real property, except as described in the Registration Statement or the Prospectus. No person has an option or right of first refusal to purchase all or part of any Community, any Proposed
       Acquisition  or any interest therein.   Each  of  the
       Communities complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Communities), except if and to the extent disclosed in the Prospectus and except for such failures to comply that would not individually or in the aggregate have a material adverse impact on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has knowledge of any pending or threatened condemnation proceeding, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to a Community, except such proceedings or actions that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of or with respect to the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company and the Partnership, any of the current owners of the Proposed Acquisitions is in default under any of the leases governing the apartment units at any of the Communities or the Proposed Acquisitions, and the Company knows of no event, but for the passage of time or the giving of notice, or both, which would constitute a default under any of such leases, except such default that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries, taken as a whole.

           The Company or a Subsidiary has obtained an owner's title insurance policy from a title insurance company to issue such a policy on each of the Communities with coverage in an amount at least equal to the cost of acquisition of such property, including the principal amount of any indebtedness assumed with respect to the property.

     (v) Neither the Company nor any of its Subsidiaries is in violation of its respective charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and except as disclosed in the Prospectus, no default exists, and no event has occurred, nor state of facts exists, which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any obligation, agreement, term, covenant, consideration or condition contained in any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject. Neither the Company nor any of its Subsidiaries, nor with respect to the Proposed Acquisitions to the Company's knowledge, the current owners thereof, is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future reasonably be expected to have a material adverse effect on the financial position, results of operations or business of the Company and its Subsidiaries, taken as a whole.

     (w) Except as described in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation against any of the Communities, the Company, any of the Subsidiaries, any of their respective officers, directors or partners, or the current owners of the Proposed Acquisitions, or to which the properties, assets or rights of such entities (limited with respect to the current owners of the Proposed Acquisitions to the Proposed Acquisitions and the related assets and rights) are subject, before or brought by any court or governmental agency or body or board of arbitrators, which could reasonably be expected to result in any material adverse change in the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or which could adversely affect the consummation of the transactions contemplated by this Agreement; provided, however, that the foregoing representations are limited to the knowledge of the Company and the Partnership to the extent they relate to the current owners of the Proposed Acquisitions.

  (x) The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. To the knowledge of the Company and the Partnership, there are no statutes or regulations applicable to the Company or any of the Subsidiaries or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and properly described therein. All agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company or one or more of its Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and by general equity principles.

     (y) No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, trustees, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries on the other hand, which is required by the 1933 Act to be described in the Registration Statement and the Prospectus which is not so described.

     (z) Each of the Company and its Subsidiaries owns, possesses or has obtained all material permits, licenses, franchises, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities as are necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its business as presently conducted, or as contemplated in the Prospectus to be conducted, and neither the Company nor the Partnership has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

     (aa) Neither the Company nor any of its Subsidiaries is required to own or possess any license or other rights to use any patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle any of them to conduct their respective businesses as such businesses are now, and as they are proposed to be, conducted or operated as described in the Prospectus, and neither the Company nor any of its Subsidiaries has received notice of infringement upon or of conflict with (and the Company and the Partnership know of no such infringement upon or of conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operation or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

     (ab) To the Company's and the Partnership's knowledge, the system of internal accounting controls of the Company and its Subsidiaries, taken as a whole, is sufficient to meet the broad objectives of internal
       accounting   controls  insofar  as  those  objectives
       pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, to the Company's and the Partnership's knowledge, neither the Company nor any of its Subsidiaries, nor any employee or agent thereof, has made any payment of funds of the Company or any of its Subsidiaries, as the case may be, or received or retained any funds, and no funds of the Company or any of its Subsidiaries, as the case may be, have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

     (ac) Each of the Company and its Subsidiaries (to the extent not consolidated with the Company) has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does the Company or the Partnership know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition, financial or otherwise, of any such entity. All tax liabilities are adequately provided for on the respective books of such entities.

     (ad)  Each of the Company and its Subsidiaries maintains
       insurance   (issued   by   insurers   of   recognized
       financial  responsibility) of the types  and  in  the
       amounts   generally   deemed   adequate   for   their
       respective businesses and assets and, to the best  of
       the   Company's  and  the  Partnership's   knowledge,
       consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks, including liability for personal injury, customarily insured against, all of which insurance is in full force and effect.

     (ae) To the best of the Company's and the Partnership's knowledge, no general labor problem exists or is imminent with the employees of the Company or any of its Subsidiaries.

     (af) Each of the Company and its Subsidiaries, and each of their officers, directors and controlling persons, has not taken and will not take, directly or indirectly, any action resulting in a violation of Rule 102 under Regulation M promulgated under the Exchange Act, or designed to, or that might reasonably be expected to, cause or result in or that has constituted or that reasonably might be expected to constitute the stabilization or manipulation of the price of any security of the Company or to facilitate the sale (other than to the Underwriters pursuant to this Agreement) or resale of the Shares.

     (ag) To the Company's knowledge, the Company does no business with any person or affiliate located in Cuba within the meaning of Florida Rule 3E-900.001.

     (ah) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

     (ai) Except as otherwise disclosed in the Registration Statement or the Prospectus, neither the Company, any of its Subsidiaries nor, to the knowledge of the Company and the Partnership, any current or former owner of any Community or the Proposed Acquisitions has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, "Hazardous Materials"), on, in, under or affecting
       (i) any Community, the Proposed Acquisitions or any real property currently leased or owned or by any means  controlled  by  the  Company  or  any  of  its
       Subsidiaries, or (ii) the Proposed Acquisitions (collectively, the "Real Property") except in material compliance with applicable laws; to the knowledge of the Company and the Partnership, the Real Property and the Company's and its Subsidiaries' and the current and former owners of the Proposed Communities' operations with respect to the Real Property are in material compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental Laws"), and the Company, its Subsidiaries and the current owners of the Proposed Acquisitions have, and are in material compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws. Except as otherwise disclosed in the Prospectus, neither the Company, its Subsidiaries nor to the knowledge of the Company and the Partnership, the current owners of the Proposed Acquisitions or any former owner of any of the Real Property has received any written or oral notice from any governmental entity or any other person and there is no pending or threatened claim, litigation or any administrative agency proceeding that: alleges a violation of any Environmental Laws by the Company or any of its Subsidiaries; or, with respect to the Proposed Acquisitions or the current owners thereof, alleges that the Company, any of its Subsidiaries or, with respect to the Proposed
       Acquisitions, the current owners thereof, is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any of the Real Property; or alleges that the Company, any of its Subsidiaries or the current owners of the Proposed Acquisitions is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures) required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties.

     (aj) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

     (ak) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's method of operation will enable it to meet the requirements for taxation as a real estate investment trust under the Code. The Subsidiaries of the Company that are partnerships will be treated as partnerships for federal income purposes and not as corporations or associations taxable as corporations.

     (al) Neither the Company nor any of its Subsidiaries, is, or solely as a result of the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Shares, will become, or will conduct their respective businesses in a manner in which any such entity would become, "an investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and is not required to be registered under the 1940 Act.

     (am) None of the entities which prepared appraisals of the Real Property, nor the entities which prepared Phase I environmental assessment reports with respect to the Real Property, was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of its Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of its Subsidiaries as a promoter, selling agent, voting trustee, officer, director or employee.

     (an)  The   Partnership  is  not  currently   prohibited,
       directly or indirectly, from making distributions to the Company, from repaying to the Company any loans or advances to the Partnership or from transferring any of the Partnership's property or assets to the Company, except as disclosed in the Prospectus.

     (ao) The Shares have been approved for listing, upon official notice of issuance, on The New York Stock
       Exchange (the "NYSE").

     (ap) The statements set forth in the Prospectus under the caption "Federal Income Tax Considerations" and "Certain Federal Income Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

     Any certificate signed by any officer of the Company on behalf of the Company or the Partnership and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such entity to each Underwriter as to the matters covered thereby.

      Section 2. Sale and Delivery of the Shares to the Underwriters; Closing.

(a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A (the proportion which each Underwriter's share of the total number of the Firm Shares bears to the total number of Firm Shares is hereinafter referred to as such Underwriter's "underwriting obligation proportion"), at a purchase price of $24.2125 per share.

(b) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 281,250 Option Shares at the same purchase price as shall be applicable to the Firm Shares. The option hereby granted will expire if not exercised within the thirty (30) day period after the first date on which the Firm Shares are released by you for sale to the public, by giving written notice to the Company. The option granted hereby may be exercised in whole or in part (but not more than once), only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Shares. The notice of exercise shall set forth the number of Option
Shares as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than seven full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

(c) Payment of the purchase price for and delivery of certificates in definitive form representing the Firm Shares shall be made at the offices of Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee 38103 or at such other place as shall be agreed upon by the Company and you, at 10:00 a.m. E.D.T., on November 19, 1997 (the "Closing Time"). The place of closing for the Firm Shares and the Closing Time may be varied by agreement between you and the Company. In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for and delivery of certificates in definitive form representing the Option Shares shall be made at the offices of Morgan Keegan & Company, Inc. in the manner set forth above, or at such other place as the Company and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment for the Firm Shares and the Option Shares shall be made to the Company by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company, against delivery to you for the respective accounts of the Underwriters of the Shares to be purchased by them.

(d) The certificates representing the Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least three full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates representing the Shares will be made available at the offices of Morgan Keegan & Company, Inc. or at such other place as Morgan Keegan & Company, Inc. may designate for examination and packaging not later than 10:00 a.m. on the last business day prior to the Closing Time or the Date of Delivery, as the case may be.

(e) You intend to offer the Shares to the public as set forth in the Prospectus, but after the initial public offering of such Shares you may in your discretion vary the public offering price.

      Section 3.    Certain Covenants of the  Company  and  the
Partnership.   The Company and the Partnership covenant  and
agree with each Underwriter as follows:
     (a) To file with the Secretary of State of Tennessee and cause to become effective prior to the Closing Time the Designating Amendment in such form as has been approved by the Underwriters and their counsel.

     (b) To amend the Partnership Agreement to create the Series B Preferred Units effective upon issuance of the Shares.

     (c) If the Company elects to rely upon Rule 430A of the 1933 Act Regulations or the filing of the Prospectus is otherwise required under Rule 424(b) of the 1933 Act Regulations, the Company will comply with the requirements of Rule 430A and will file the Prospectus, properly completed, pursuant to the applicable provisions of Rule 424(b) within the time period prescribed. The Company will notify you immediately, and confirm the notice in writing,
     (i) when any post-effective amendment to the Registration Statement shall have become effective, or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information, and
     (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the withdrawal thereof at the earliest possible moment.

     (d) The Company will not at any time file or make any amendment to the Registration Statement or any amendment or supplement to the Prospectus if you shall not have previously been advised and furnished a copy thereof a reasonable time prior to the proposed filing, or if you or counsel for the Underwriters shall reasonably object to such amendment or supplement.

     (e) The Company has furnished or will furnish to you, at its expense, as soon as available, as many signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement became effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to each Underwriter one (1) conformed copy of the Registration Statement as originally filed and of each amendment thereto (but without exhibits).

     (f) The Company will deliver to each Underwriter, at the Company's expense, from time to time, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, at the Company's expense, from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as each Underwriter may reasonably request. The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time such Prospectus is delivered to a purchaser, not misleading, or, if for any reason it shall be necessary to amend or supplement the Prospectus in order to comply with the 1933 Act or the Exchange Act, the Company will notify you and, upon your request, prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) which will amend or supplement the Prospectus so that it will not contain an untrue statement or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and in case any Underwriter is required to deliver a prospectus in connection with the sale of any Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to the Underwriters a reasonable number of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act.

     (g) To timely file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Shares.

     (h) The Company will use its best efforts to qualify the Shares for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions as you may designate. In each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to make any undertakings in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

     (i) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Rule 158 of the 1933 Act Regulations and covering a period of twelve (12) months beginning not later than the first day of the Company's fiscal quarter next following the effective date (as defined in Rule 158) of the Registration Statement.

     (j) The Company and the Partnership will use the net proceeds received from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds."

     (k) The Company will furnish to its security holders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year. During a period of five years after the date hereof, the Company will furnish to you promptly upon becoming available: (i) statements of operations of the Company for each of the first three quarters in the form furnished to the Company's security holders; (ii) a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of cash flows and of security holders' equity of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent public accountants; (iii) copies of all reports (financial or otherwise) mailed to security holders; (iv) copies of all reports and financial statements furnished to or filed with the Commission or any securities exchange; (v) every material press release in respect of the Company or its affairs which is released or prepared by the Company, and
     (vi) any additional information of a public nature concerning the Company, its Subsidiaries or the Communities that you may reasonably request. During such five-year period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any subsidiaries, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

     (l) For a period of 90 days from the date hereof, the Company will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Preferred Stock of the Company or securities convertible into Preferred Stock of the Company, other than to the Underwriters pursuant to this Agreement.

     (m) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Series B Preferred Stock.

     (n) The Company will use its best efforts to maintain the listing of the Shares on the NYSE.

     (o)             The  Company will comply with  all  the
     provisions of any undertakings contained in the Registration
     Statement.

     (p) The Company and the Partnership will conduct their affairs in such a manner so as to ensure that neither the Company nor any of its Subsidiaries will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the 1940 Act.

     (q) The Company will not, and will use its best efforts to cause its officers, directors and affiliates not to (i) take, directly or indirectly, prior to completion of the distribution of the Shares contemplated by this Agreement, any action resulting in a violation of Rule 102 under Regulation M promulgated under the Exchange Act, or designed to, or that might reasonably be expected to, cause or result in or that has constituted or that reasonably might be expected to constitute the stabilization or manipulation of the price of any security of the Company or to facilitate the sale (other than to the Underwriters pursuant to this Agreement) or resale of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares, or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

     (r) If at any time during which delivery of a Prospectus is required in connection with the offering or sale of the Shares, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Preferred Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from you advising the Company to the effect set forth above, the Company agrees to forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     (s) The Company will use its best efforts (i) to meet the requirements to qualify as a real estate investment trust under the Code and (ii) to cause each of its Subsidiaries that is organized as a partnership to be treated as a partnership for federal income tax purposes.

     (t) Subject to the terms hereof, the Company and the Partnership will do and perform their respective obligations to the extent required to consummate the transactions contemplated hereby and thereby.

     (u) Prior to the Closing Time, the Company and the Partnership will notify you in writing immediately if any event occurs that renders any of the representations and warranties of the Company or the Partnership contained herein inaccurate or incomplete in any respect.

     (v) The Company will endeavor to comply with all provisions of Section 517.075 of the Florida Securities and Investor Protection Act, and all regulations thereunder relating to issuers doing business with Cuba.

     Section 4. Payment of Expenses. The Company will pay and bear all costs, fees and expenses incident to the
performance   of   its  obligations  under  this   Agreement
(excluding   fees   and  expenses   of   counsel   for   the
Underwriters, except as specifically set forth below), including (a) the preparation, printing and filing of the Registration Statement (including financial statements and
exhibits),   as  originally  filed  and  as   amended,   the
Preliminary   Prospectuses  and  the  Prospectus   and   any
amendments   or  supplements  thereto,  and  the   cost   of
furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, any Agreement Among Underwriters, any Selected Dealers Agreement, the certificates representing the Shares, the Blue Sky Memoranda and any instruments relating to any of the foregoing, (c) the issuance and delivery of the Shares to the Underwriters, including any transfer taxes payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters), (d) the fees and disbursements of the Company's counsel and accountants,
(e) the qualification of the Shares under the applicable securities and real estate syndication laws in accordance with Section 3(h) of this Agreement and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Memoranda, (f)
all   costs,  fees  and  expenses  in  connection  with  the
application for listing the Shares on the NYSE, (g) the transfer agent's and registrar's fees and all miscellaneous
expenses   referred  to  in  Item  14  of  the  Registration
Statement, (h) costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Shares reasonably determined by the Underwriters to be necessary or desirable to effect the sale of the Shares to the public, and (i) all other costs and expenses incident to the performance of the Company's obligations hereunder (including costs incurred in closing the purchase of the Option Shares, if any) that are not otherwise specifically provided for in this section. The Company, upon your request, will provide funds in advance for filing fees in connection with "Blue Sky" qualifications.

      If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of default by any of the Underwriters, the Company will reimburse the Underwriters severally on demand for all reasonable out-of-pocket expenses, including fees and disbursements of Underwriters' counsel, reasonably incurred by the Underwriters in reviewing the Registration Statement and the Prospectus, and in investigating and making preparations for the marketing of the Shares.

     Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Shares that they have respectively agreed to purchase pursuant to this Agreement (including any Option Shares as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company and the Partnership contained herein or in certificates of any
officer   of  the  Company  and  the  Partnership  delivered
pursuant to the provisions hereof, to the performance by the Company and the Partnership of their obligations hereunder, and to the following further conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time prior prescribed for such filing by such Rule.

     (b) At the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

     (c) The Designating Amendment shall have been filed with the Secretary of State of Tennessee and become effective.

     (d) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or
     (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

     (e) At the Closing Time, you shall have received a favorable opinion of Baker, Donelson, Bearman & Caldwell, a professional corporation, counsel for the Company and the Partnership, dated as of the Closing Time in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                (i)   The Company has been duly incorporated
          and is validly existing as a corporation in good standing under the laws of the State of Tennessee with all requisite corporate power and authority to own, lease and operate its properties and the properties it proposes to own, lease and operate as described in the Registration Statement and the Prospectus and to conduct its business as now conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus. The Company has been duly qualified or registered to transact business and is in good standing as a foreign corporation in the states of Arkansas, Florida, Georgia, Kentucky, Mississippi, Missouri, North Carolina, Ohio, South Carolina and Virginia. There are no other jurisdictions in which the ownership or leasing of the Company's properties or the nature or conduct of its business as now conducted or proposed to be conducted as described in the Registration Statement and the Prospectus requires such qualification, except to the extent that the failure to do so would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. To such counsel's knowledge, except for the Subsidiaries, the Company does not own or control, directly or indirectly, any corporation, association or other entity.

                (ii) The Partnership has been duly organized
          and is validly existing as a limited partnership under the Tennessee Revised Uniform Limited Partnership Act, as amended, with all requisite partnership power and authority to own, lease and operate its properties and to conduct its business as now conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus. The Partnership has been duly qualified or registered to do business and is in good standing as a foreign partnership in the states of Arkansas, Florida, Georgia, Kentucky, Mississippi, Missouri, North Carolina, Ohio, South Carolina and Virginia. There are no other jurisdictions in which the ownership or leasing of the Partnership's properties or the nature or conduct of its business as now conducted or proposed to be conducted as described in the Registration Statement and the Prospectus requires such qualification, except where the failure to do so would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. The Company is the sole general partner of the Partnership, and at the Closing Time, will be the sole general partner of the Partnership and, together with MAC, will be the holder of 14,573,062 Common Units or approximately 85.2% of the issued and outstanding Common Units and will own all of the issued and outstanding Preferred Units.

                (iii)      Each  Subsidiary of  the  Company
          (other than the Partnership) has been duly organized and is validly existing under the laws of its jurisdiction of organization with all requisite power and authority to conduct its business as now conducted and as proposed to be conducted in the Registration Statement and the Prospectus and is duly qualified or registered to transact business and is in good standing as a foreign entity in each jurisdiction in which the ownership of its properties or the nature or conduct of its business as now conducted or proposed to be conducted requires such qualification, except where the failure to do so would not have a material adverse effect on the Company and the Subsidiaries taken as a whole.
          All  of  the  equity  interests  in  each  of  the
          Subsidiaries have been duly authorized and are validly issued, fully paid and non-assessable. The Company is the sole direct or indirect owner of all of the equity interests in the Subsidiaries (other than the Partnership) and such interests are owned by the Company or one of its
          Subsidiaries free and clear of any perfected liens, encumbrances and restrictions and, to such counsel's knowledge, any other lien, encumbrance or restriction.

                (iv) The Company has full legal right, power
          and authority to enter into, deliver and perform this Agreement, to issue, sell and deliver the Shares as provided herein and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles and except to the extent that enforcement of the indemnification provisions set forth in Section 7 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

                (v)   The Partnership has full legal  right,
          power and authority to enter into, deliver and perform this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Partnership and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding agreement of the Partnership enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general principles of equity, whether considered at law or in equity, and except to the extent that enforcement of the indemnification provisions set forth in Section 7 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

                (vi)  The  Flournoy Agreement has been  duly
          authorized, executed and delivered by the Company and the Partnership and, assuming due authorization, execution and delivery by FDC, constitutes a valid and binding agreement, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights or by general equity principles.

                (vii)     The Designating Amendment has been
          duly and validly authorized and approved by all necessary corporate action on behalf of the Company. Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body required for the execution, delivery and performance by the Company and the Partnership of their respective obligations under this Agreement, and the consummation of the transactions contemplated hereby including the valid authorization, issuance, sale and delivery of the Shares, except such as may be required by the securities or Blue Sky laws of the various states or by the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel need express no opinion, has been made or obtained or will be made or obtained.

                (viii)     Neither  the issuance,  sale  and
          delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by the Company and the Partnership will violate any of the terms and provisions of, or constitute a default under the charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of the Company or any Subsidiary; or, to such counsel's knowledge, and except as disclosed in the Prospectus, constitute a default under any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or to which either of them, any of their respective properties or other assets or any Community is subject; or, to such counsel's knowledge, violate any applicable law, statute, judgment, decree, order, rule or regulation of any court or governmental agency or body; or, to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of any of the foregoing.

                 (ix)   The  description  of  the  Company's
          authorized capital stock contained in the Registration Statement and the Prospectus under the captions "Description of Series B Preferred Stock" and "Description of Capital Stock" meets the requirements of Item 9 of Form S-3 under the 1933 Act, and the Preferred Stock conforms in all material respects as to legal matters to the description thereof contained in the Registration Statement and the Prospectus.

                (x)  The issuance and sale of the Shares  to
          the Underwriters hereunder have been duly authorized by the Company. When issued and delivered against payment therefor as provided in this Agreement, the Shares will be validly issued, fully paid and non-assessable. No preemptive or similar rights of shareholders exist with respect to any of the Shares. To such counsel's knowledge, and except as provided in this Agreement, no person or entity holds a right to participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement. To such counsel's knowledge, no person or entity has a right of participation or first refusal with respect to the sale of the Shares by the Company. To such counsel's knowledge, except as disclosed in the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company except pursuant to the Company's Employee Stock Purchase Plan, its 1994 Restricted Stock and Stock Option Plan and its Dividend Reinvestment and Stock Purchase Plan and except for the issuance of Common Stock upon redemption of Common Units. The shares of Common Stock and Series A Preferred Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. The form of certificate evidencing the Shares complies with all applicable legal requirements.

               (xi) All of the issued and outstanding Common Units and Preferred Units have been duly and validly authorized by the Partnership. None of the outstanding Units has been issued or is owned or held in violation of any preemptive rights. The Series B Preferred Units to be issued to the Company at the Closing Time have been duly and validly authorized by the Partnership and will be issued, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). When issued and delivered against payment therefor as provided in the Partnership Agreement, such Series B Preferred Units will be duly and validly issued, fully paid and non-assessable. The outstanding Common Units and Preferred Units have been issued, offered and sold at or prior to the Closing Time in compliance with all applicable laws (including, without limitation, federal and state securities laws). Immediately after the Closing Time, 2,000,000 Series A Preferred Units and 1,938,830 Series B Preferred Units will be issued and outstanding and the Company, together with MAC, will own an approximate 85.2% interest in the Partnership.


                (xii)      To the knowledge of such counsel,
          neither the Company nor any of its Subsidiaries is in violation of its respective charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and to the knowledge of such counsel, no material default exists and no event has occurred which, with notice or after the lapse of time to cure or both, would constitute a material default in the due performance and observance of any obligation, agreement, term, covenant, or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel. To the knowledge of such counsel, neither the Company nor any of its Subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect on the financial position, results of operations or business of the Company and its Subsidiaries, taken as a whole.

                (xiii)     To the knowledge of such  counsel
          after due inquiry, there is not pending or threatened any legal or governmental action, suit, proceeding, inquiry or investigation against the Company or any of its Subsidiaries or any of their respective partners, officers or directors or to which the properties, assets or rights of any such entity are subject, which, if determined adversely to any such entity, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and it Subsidiaries, taken as a whole, or which is required to be disclosed in the Registration Statement and the Prospectus.

                  (xiv)       The   descriptions   in    the
          Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown and there are no contracts, leases or other documents known to such counsel of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. There are no statutes or regulations applicable to the Company, its Subsidiaries or the Communities or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company, its Subsidiaries or the Communities, known to such counsel, of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and properly described therein. To such counsel's knowledge, all agreements between the Company or any of its Subsidiaries, respectively, and third parties expressly referenced in the Prospectus are legal, valid and binding obligations, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

               (xv) After due inquiry, such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                (xvi)     The Shares have been approved  for
          listing on the NYSE upon official notice of issuance.

                 (xvii)     The  Company  is  organized   in
          conformity with the requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Code, and the Company's proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code. Each of the Subsidiaries that is organized as a partnership will be treated as a partnership for federal income purposes and not as a corporation or an association taxable as a corporation.

                (xviii)    The  Registration  Statement  has
          become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or contemplated under the 1933 Act. Other than financial statements and other financial and operating data and schedules contained therein, as to which counsel need express no opinion (i) the Registration Statement, all Preliminary Prospectuses, the Prospectus and any amendment or supplement thereto, at the time they became effective or were filed, complied as to form in all material respects with the 1933 Act and the 1933 Act Regulations and (ii) the documents incorporated by reference in the Registration Statement, all Preliminary Prospectuses, the
          Prospectus and any amendment or supplement thereto, at the time they became effective or were filed, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

                (xix)     Neither the Company nor any of its
          Subsidiaries is, or solely as a result of the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Shares will become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the 1940 Act.

                (xx)  The descriptions in the Prospectus  of
          statutes, regulations, legal or governmental proceedings are accurate and present fairly a summary of the information required to be shown under the 1933 Act and the 1933 Act Regulations. The information in the Prospectus under the captions "Certain Federal Income Tax
          Considerations," and "Federal Income Tax Considerations" to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by such counsel, is correct in all material respects and the discussion thereunder does not omit any material provisions with respect to the matters covered and presents fairly the information required to be disclosed therein under the 1933 Act and the 1933 Act Regulations.

                (xxi)      Based  solely on  such  counsel's
          participation in conferences during which the contents thereof were discussed, and without any independent inquiry, such counsel (A) is of the opinion that the Registration Statement and
          Prospectus (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any opinion) comply as to form in all material respects with the 1933 Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that the Registration Statement or any documents incorporated by reference therein (except for financial statements and schedules and other financial and operating data included therein, as to which counsel need make no statement), at the time such Registration Statement became effective, and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make statements therein not misleading, and (C) has no reason to believe that the Prospectus (except for financial statements and schedules and other financial and operating data included therein, as to which counsel need make no statement), or any amendment or supplement thereto made prior to the Closing Time, as of its issue date, and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.


                    In rendering the foregoing opinion, such
               counsel may rely on the following:

                      (A)   as  to  matters  involving   the
               application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions of other counsel familiar with the applicable laws (in form and substance and from counsel reasonably satisfactory to Underwriters' counsel),

                     (B)   as  to  matters of fact,  to  the
               extent they deem proper, on certificates of responsible officers of the Company and the Partnership and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the existence or good standing of such entities. The opinion of counsel for the Company shall state that the opinion of any other counsel, or certificate or written statement, on which such counsel is relying is in form satisfactory to such counsel and that you and they are justified in relying thereon. Copies of all such opinions, statements or certificates shall be delivered to Underwriters' counsel.

     (f) At the Closing Time, you shall have received a favorable opinion from Hunton & Williams, counsel for the Underwriters, dated as of the Closing Time, with respect to the incorporation of the Company, the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass on such matters.

     (g) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations; the Company shall have complied in all material respects with Rule 430A and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company, any of its Subsidiaries or the Communities, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the best of the Company's knowledge, threatened against the Company or any of its Subsidiaries, or affecting the Communities, that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the best knowledge of the Company, threatened against the Company, any of its Subsidiaries or the Communities before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects, assets, results of operations or condition (financial or otherwise) of the Company or any of its Subsidiaries, other than as set forth in the Prospectus, (iv) the Company and the Partnership shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (v) the representations and warranties of the Company and the Partnership set forth in Section 1 shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate executed by the President and Chief Financial Officer of the Company and the general partner of the Partnership, dated as of the Closing Time, to such effect and with respect to the following additional matters: (A) the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the 1933 Act; (B) they have reviewed the Registration Statement and the Prospectus and, when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth; and
       (C) certain other factual matters specified by you.

     (h) At the time that this Agreement is executed by the Company, you shall have received from KPMG Peat Marwick LLP a letter, dated the date hereof, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to the Company and the Partnership and the Communities within the meanings of the 1933 Act and 1933 Act Regulations, and stating in effect that:

                 (i)    in   their  opinion,  the  financial
          statements and any supplementary financial information and schedules included or incorporated by reference in the Registration Statement and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

               (ii) on the basis of limited procedures (set forth in detail in such letter and made in
          accordance  with  such  procedures   as   may   be
          specified by you) not constituting an audit in accordance with generally accepted auditing standards, consisting of (but not limited to) a reading of the latest available unaudited financial statements of the Company, a reading of the minute books of the Company, inquiries of officials of the Company responsible for financial and accounting matters, a reading of the unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A)  the unaudited financial statements
               and supporting schedules and other unaudited financial data of the Company included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or that any material modifications should be made to such financial information for them to be in conformity with generally accepted accounting principles ;

                      (B)    any   other  unaudited   income
               statement data and balance sheet items included or incorporated by reference in the Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived or that any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding items in the audited financial statements included in the Prospectus;

                     (C)   any unaudited pro forma financial
               information included in the Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or that the pro forma adjustments have not been properly applied to historical amounts in the compilation of that information;

                     (D)   at a specified date not more than
               three (3) days prior to the date of delivery of such letter, there was any change in the Company's capital stock, any increase in the Company's notes payable or any decrease in shareholders' equity or in the Company's real estate assets less accumulated depreciation (except for normal depreciation) or total assets from that set forth in the Company's balance sheet at September 30, 1997], or changes in any other items specified by the Underwriters, from that set forth in the Company's consolidated balance sheet as of September 30, 1997, except as described in such letter, and

                     (E)  for the period from September  30,
               1997  to a specified date not more than three
               (3) days prior to the date of delivery of such letter, there were any decreases in total revenues or net income for the Company, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                     (iii)   in  addition to the  procedures
          referred to in clause (ii) above and the examination referred to in their reports included or incorporated by reference in the Registration Statement, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company, which appear or are incorporated by reference in the Registration Statement or the exhibits or schedules thereto or the Prospectus and are specified by you, and have compared such amounts, percentages and financial information with the accounting records of the Company and with material derived from such records and have found them to be in agreement for a period of three (3) years.

     i) At the Closing Time, you shall have received from KPMG Peat Marwick LLP a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) above, except that the specified date referred to shall be a date not more than three days prior to the Closing Time.

     j) In the event that either of the letters to be delivered pursuant to subsections (h) and (i) above sets forth any such changes, decreases or increases, it shall be a further condition to your obligations that you shall have reasonably determined, after discussions with officers of the Company responsible for financial and accounting matters and with KPMG Peat Marwick LLP that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the capital stock, long-term debt, total assets, real estate assets less accumulated depreciation, net current assets or shareholders' equity of the Company as compared with the amounts shown in the condensed consolidated balance sheet of the Company at September 30, 1997, or a material adverse change in revenues or net income for the Company, in each case as compared with the results of the Company for the corresponding period of the prior year.

     k) At the Closing Time, counsel for the Underwriters shall have been furnished with all such letters, documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 5(f) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or the Partnership, the performance of any of the covenants of the Company or the Partnership, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the Underwriters. The Company and the Partnership will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

     l) At or prior to the Closing Time, the Firm Shares and the Option Shares, if any, shall have been duly listed on the NYSE subject to official notice of issuance.

     m) Subsequent to the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or in securities of the Company on the NYSE, on the American Stock Exchange or in the over-the-counter market, (ii) a general moratorium on commercial banking activities in Tennessee or New York declared by either federal or state authorities, as the case may be, or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iii) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

     n) The Partnership shall have provided to the Underwriters copies of owner's title insurance policies relating to each of the Communities and a copy of the proposed title commitment of the Proposed Acquisitions.

      If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Section 7 shall remain in effect.

      Section 6. Conditions to Purchase of Option Shares. In the event that the Underwriters exercise the option granted in  Section  2  hereof to purchase all or any  part  of  the
Option Shares and the Date of Delivery determined by you pursuant to Section 2 hereof is later than the Closing Time, the  obligations of the several Underwriters to purchase and pay for the Option Shares that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the  accuracy of the representations and warranties  of  the
Company  and  the  Partnership  herein  contained,  to   the
performance  by  the  Company and the Partnership  of  their
obligations   hereunder   and  to  the   following   further
conditions:

     (a) The Registration Statement shall remain effective at the Date of Delivery, and, at the Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

     (b) At the Date of Delivery, the provisions of Sections 5(g)(i) through 5(g)(v) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate executed by the President and Chief Financial Officer of the Company and the general partner of the Partnership, dated as of the Date of Delivery, to such effect and to the effect set forth in clauses (A), (B) and (C) of Section 5(g).

     (c) At the Date of Delivery, you shall have received an opinion of Baker, Donelson, Bearman & Caldwell, P.C., counsel for the Company and the Partnership, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 5(e).

     (d) At the Date of Delivery, you shall have received an opinion of Hunton & Williams, counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 5(f).

     (e) At the Date of Delivery, you shall have received a letter from KPMG Peat Marwick LLP, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(h), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

     (f) At the Date of Delivery, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Option Shares as contemplated in this Agreement and the matters referred to in Section 6(a) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Partnership, the performance of any of the covenants of the Company and the Partnership, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the Option Shares as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the Underwriters.

     (g) At or prior to the Date of Delivery, the Option Shares shall have been duly listed on the NYSE subject to official notice of issuance.

     Section 7. Indemnification and Contribution. The Company and the Partnership, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant of the Company or the Partnership herein contained or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the performance by the Underwriters in any capacity of any services to the Company, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company or the Partnership shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein, provided, further, that the indemnity agreement contained in this Section 6(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares which are the subject thereof (or to the benefit of any person controlling such Underwriter), if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person in any case where delivery is required by the 1933 Act of the 1933 Act Regulations and if the Prospectus would have cured any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability. In addition to their other obligations under this Section 7(a), the Company and the
Partnership agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 7(a), they will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and the Partnership's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to an Underwriter within thirty (30) days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) published from time to time by The Wall Street Journal (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Company and the Partnership may otherwise have. Neither the Company nor the Partnership will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

      The indemnity agreement in this Section 7(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the 1933 Act or the Exchange Act to the same extent as such agreement applies to the Underwriters.

(b) Each Underwriter, severally, but not jointly, and in proportion to their respective underwriting commitments, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by such Underwriters herein contained or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to its other obligations under this Section 7(b), the Underwriters agree that, as an interim measure during the pendency of any
  such   claim,  action,  investigation,  inquiry  or  other
  proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 7(b), they will reimburse the Company on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any
  such   claim,  action,  investigation,  inquiry  or  other
  proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Underwriters may otherwise have.

          The indemnity agreement in this Section 7(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if any, who controls the Company within the meaning of the 1933 Act or the Exchange Act to the same extent as such agreement applies to the Company.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this
  Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish,
  jointly   with  any  other  indemnifying  party  similarly
  notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), except that if the indemnified party has been advised by counsel in writing that there are one or more defenses available to the indemnified party which are different from or additional to those available to the indemnifying party, then the indemnified party shall have the right to employ separate counsel and in that event the reasonable fees and expenses of such separate counsel for the indemnified party shall be paid by the indemnifying party; provided, however, that if the indemnifying party is the Company, the Company shall only be obligated to pay the reasonable fees and expenses of a single law firm (in addition to those of its own counsel and any reasonably necessary local counsel) employed by all of the indemnified parties and the persons referred to in Section 7(a) hereof. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Section 7(a) and 7(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. ("NASD") Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to
  do  so.   Any  such  arbitration will be  limited  to  the
  operation of the interim reimbursement provisions contained in Sections 7(a) and 7(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Sections 7(a) and 7(b).

(e) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 7 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Partnership, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and the Partnership and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price (before deducting expenses) appearing thereon, and (b) the Company and the Partnership are responsible for the balance, provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any
  person   who   was   not   guilty   of   such   fraudulent
  misrepresentation; provided, further, that if the allocation provided above is not permitted by applicable law, the Company and the Partnership, on the one hand, and the Underwriters, on the other, shall contribute to the aggregate losses in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Partnership, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Partnership, on the one hand, or by the Underwriters, on the other hand, and
  the   parties'  relative  intent,  knowledge,  access   to
  information and opportunity to correct or prevent such statement or omission. The Company, the Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending such action or claim. Notwithstanding the provisions of this Section 7(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this Section 7(e) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each
  officer   of  the  Company  who  signed  the  Registration
  Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

  Section 8. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or the Partnership or officers of the Company set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Partnership or any Underwriter or controlling person, with respect to an
Underwriter or the Company or the Partnership, and will survive delivery of and payment for the Shares or termination of this Agreement for a period of two (2) years.

  Section 9.   Effective Date of Agreement and Termination.
(a) This Agreement shall become effective immediately as to Sections 4 and 7 and, as to all other provisions at 10:00 a.m. E.D.T. on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time as you may determine on and by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 9, the Shares shall be deemed to have been so released upon the release of publication of any newspaper advertisement relating to the Shares or upon the release by you of telegrams or facsimile transmission
(i) advising the Underwriters that the Shares are released for public offering, or (ii) offering the Shares for sale to securities dealers, whichever may occur first. By giving notice before the time this Agreement becomes effective, you or the Company, may prevent this Agreement from becoming effective, without liability of any party to any other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4 hereof.

     (b) You may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) in accordance with the last paragraph of Section 5 of this Agreement, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, properties, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or (iii) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NASD, or if trading generally on the NYSE, the American Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or minimum or maximum ranges for prices for securities have been required, by the NYSE, the American Stock Exchange or the NASD or by order of the Commission or any other governmental authority, or (v) if a banking moratorium has been declared by federal or New York or Tennessee authorities, or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, any of its Subsidiaries or any Community, or (vii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

(a) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Section 7 shall remain in effect.

   Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 36 hours thereafter, to make arrangements for the non-defaulting Underwriters or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 36-hour period, then:

     (a) If the aggregate number of Firm Shares which are Defaulted Securities does not exceed 10% of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, the non-defaulting Underwriter shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to the aggregate underwriting obligation proportions of all non-defaulting Underwriters, and

     (b) If the aggregate number of Firm Shares which are Defaulted Securities exceeds 10% of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter.

           No action taken pursuant to this Section 10 shall relieve the defaulting Underwriter from liability in respect of its default.

           In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus that may thereby be made necessary. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

  Section 11. Default by the Company. If the Company shall fail at the Closing Time to sell and deliver the aggregate number of Firm Shares that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party, except to the extent provided in Section 4 and except that the provisions of
Section 7 shall remain in effect.

      No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect to such default.

    Section 12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee 38103, Attention: Randolph C. Coley, Managing Director (with a copy sent in the same manner to Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-4074, Attention: David C. Wright, Esq.); and notices to the Company and the Partnership shall be directed to them at Mid-America Apartment Communities, Inc., 6584 Poplar Avenue, Suite 340, Memphis, Tennessee 38138, Attention: George E. Cates, President (with a copy sent in the same manner to Baker, Donelson, Bearman, & Caldwell, P.C., 165 Madison Avenue, 20th Floor, Memphis, Tennessee 38103, Attention: John A. Good, Esq.).

  Section 13. Parties. This Agreement is made solely for the benefit of and is binding upon the Underwriters, the Company and the Partnership and, to the extent provided in
Section 7, any person controlling the Company, the Partnership, or any of the Underwriters, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 10, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares.

      All of the obligations of the Underwriters hereunder are several and not joint.

      Section 14. Governing Law and Time. This Agreement shall be governed by the laws of the State of Tennessee. Specified time of the day refers to United States Eastern Time. Time shall be of the essence of this Agreement.

      Section  15.    Counterparts.  This Agreement  may  be
executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Partnership and the several Underwriters in accordance with its terms. It is understood that your acceptance of this letter on behalf of the Underwriters is pursuant to the authorities set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

      Section 16. Power of Attorney. J.C Bradford & Co. and Raymond James & Associates, Inc. each hereby confers upon Morgan Keegan & Company, Inc. full power and authority to act for it in connection with all matters pertaining to this Agreement.

            [Signatures Appear on Following Page]

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Partnership and the several Underwriters in accordance with its terms.

                    Very truly yours,

                    MID-AMERICA APARTMENT COMMUNITIES, INC.

                              By: /s/ Simon R.C. Wadsworth
                              Name:   Simon R.C. Wadsworth
                              Title:  Executive Vice President and
                                      Chief Financial Officer

                    MID-AMERICA APARTMENTS, L.P.

                    By:  MID-AMERICA APARTMENT COMMUNITIES, INC.
                         General Partner

                              By: /s/ Simon R.C. Wadsworth
                              Name:   Simon R.C. Wadsworth
                              Title:  Executive Vice President and
                                      Chief Financial Officer



Confirmed and accepted as of the date
   first above written:

MORGAN KEEGAN & COMPANY, INC.

By:   /s/ James E. Harwood
Name:     James E. Harwood
Title:    Vice President


J.C BRADFORD & CO.

By:   /s/ Linda S. Costello
Name:     Linda S. Costello
Title:    Partner


RAYMOND JAMES & ASSOCIATES, INC.

By:   /s/ Terry L. Barnes
Name:     Terry L. Barnes
Title:    Senior Vice President


                             SCHEDULE A

                                           Number of
                                          Firm Shares
     Underwriters                       to be Purchased

Morgan Keegan & Company, Inc.               850,000
J.C Bradford & Co.                          525,000
Raymond James & Associates, Inc.            500,000

                                   ----------------
                           Total          1,875,000




                               SCHEDULE B

                 Subsidiaries of the Company


Mid-America Apartments, LP
MAC of Delaware, Inc.
Mid-America Apartments of Little Rock, L.P.
America First Austin REIT, Inc.
America First Florida REIT, Inc.
America First South Carolina REIT, Inc.
America First Tennessee REIT, Inc.
America First Texas REIT, Inc.
Madison L.P.
Jackson L.P.
River Hills Partnership
Pine Trails Joint Venture, L.P.
Fairways - Columbia L.P.
MAAC-Tanglewood, L.P.
Woodridge Apartments Joint Venture, L.P.
The Woods of Post House, L.P.
MAC of Austin, Inc.
MAC II of Delaware, Inc.
Mid-America Apartments of Austin, L.P.
Mid-America Apartments of Duval, L.P.
Mid-America Apartments of Texas, L.P.
Hermitage at Beechtree, L.L.C.
Mid-America Stassney Woods Limited Partnership
Mid-America Runaway Bay Limited Partnership
Mid-America Travis Station Limited Partnership
MAACP, Inc.
Mid-America Capital Partners, L.R.